Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-1 Year TIPS Bond ETF

iShares 0–1 Year Treasury Bond ETF

iShares 0-3 Month Treasury Bond ETF

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 1-10 Year Treasury Bond ETF

iShares 1-5 Year Investment Grade Corporate Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond BuyWrite Strategy ETF

iShares 20+ Year Treasury Bond ETF

iShares 25+ Year Treasury STRIPS Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares BBB Rated Corporate Bond ETF

iShares BB Rated Corporate Bond ETF

iShares Biotechnology ETF

iShares Blockchain and Tech ETF

iShares Breakthrough Environmental Solutions ETF

iShares Broad USD Floating Rate Loan ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares Broad USD Investment Grade Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares Climate Conscious & Transition MSCI USA ETF

iShares CMBS ETF

iShares Convertible Bond ETF

iShares Copper and Metals Mining ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core 30/70 Conservative Allocation ETF

iShares Core 40/60 Moderate Allocation ETF

iShares Core 60/40 Balanced Allocation ETF

iShares Core 80/20 Aggressive Allocation ETF

iShares Core Dividend ETF

iShares Core Dividend Growth ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Core Universal USD Bond ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
iShares Cybersecurity and Tech ETF iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF iShares Energy Storage & Materials ETF iShares Environmental Infrastructure and Industrials ETF
iShares Environmentally Aware Real Estate ETF
iShares ESG Advanced High Yield Corporate Bond ETF
iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Universal USD Bond ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware 30/70 Conservative Allocation ETF
iShares ESG Aware 40/60 Moderate Allocation ETF
iShares ESG Aware 60/40 Balanced Allocation ETF
iShares ESG Aware 80/20 Aggressive Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF iShares ESG Aware MSCI USA Growth ETF
iShares ESG Aware MSCI USA Small-Cap ETF iShares ESG Aware MSCI USA Value ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI KLD 400 ETF

iShares ESG MSCI USA Leaders ETF

iShares ESG Optimized MSCI USA ETF

iShares ESG Optimized MSCI USA Min Vol Factor ETF

iShares ESG Select Screened S&P 500 ETF

iShares ESG Select Screened S&P Mid-Cap ETF

iShares ESG Select Screened S&P Small-Cap ETF

iShares Euro Investment Grade Corporate Bond USD Hedged ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Future AI & Tech ETF
iShares Future Exponential Technologies ETF

iShares Future Metaverse Tech and Communications ETF
iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Equity Factor ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF
iShares High Yield Systematic Bond ETF
iShares iBonds 1-5 Year Corporate Ladder ETF
iShares iBonds 1-5 Year High Yield and Income Ladder ETF
iShares iBonds 1-5 Year TIPS Ladder ETF
iShares iBonds 1-5 Year Treasury Ladder ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF
iShares iBonds 2028 Term High Yield and Income ETF
iShares iBonds 2029 Term High Yield and Income ETF
iShares iBonds 2030 Term High Yield and Income ETF
iShares iBonds 2031 Term High Yield and Income ETF
iShares iBonds 2032 Term High Yield and Income ETF
iShares iBonds 2033 Term High Yield and Income ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF
iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF
iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF
iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF
iShares iBonds Dec 2029 Term Muni Bond ETF
iShares iBonds Dec 2029 Term Treasury ETF
iShares iBonds Dec 2030 Term Corporate ETF
iShares iBonds Dec 2030 Term Muni Bond ETF
iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Dec 2031 Term Corporate ETF
iShares iBonds Dec 2031 Term Muni Bond ETF
iShares iBonds Dec 2031 Term Treasury ETF
iShares iBonds Dec 2032 Term Corporate ETF
iShares iBonds Dec 2032 Term Muni Bond ETF
iShares iBonds Dec 2032 Term Treasury ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares iBonds Dec 2033 Term Corporate ETF
iShares iBonds Dec 2033 Term Muni Bond ETF
iShares iBonds Dec 2033 Term Treasury ETF
iShares iBonds Dec 2034 Term Corporate ETF
iShares iBonds Dec 2034 Term Muni Bond ETF
iShares iBonds Dec 2034 Term Treasury ETF
iShares iBonds Dec 2035 Term Corporate ETF
iShares iBonds Dec 2035 Term Muni Bond ETF
iShares iBonds Dec 2035 Term Treasury ETF
iShares iBonds Dec 2036 Term Corporate ETF
iShares iBonds Dec 2036 Term Treasury ETF
iShares iBonds Dec 2044 Term Treasury ETF
iShares iBonds Dec 2045 Term Treasury ETF
iShares iBonds Dec 2046 Term Treasury ETF
iShares iBonds Dec 2054 Term Treasury ETF
iShares iBonds Dec 2055 Term Treasury ETF
iShares iBonds Dec 2056 Term Treasury ETF
iShares iBonds Oct 2026 Term TIPS ETF
iShares iBonds Oct 2027 Term TIPS ETF
iShares iBonds Oct 2028 Term TIPS ETF
iShares iBonds Oct 2029 Term TIPS ETF
iShares iBonds Oct 2030 Term TIPS ETF
iShares iBonds Oct 2031 Term TIPS ETF
iShares iBonds Oct 2032 Term TIPS ETF
iShares iBonds Oct 2033 Term TIPS ETF
iShares iBonds Oct 2034 Term TIPS ETF
iShares iBonds Oct 2035 Term TIPS ETF
iShares iBonds Oct 2036 Term TIPS ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Real Estate ETF
iShares International Developed Small Cap Value Factor ETF
iShares International Dividend Growth ETF
iShares International Equity Factor ETF
iShares International Select Dividend ETF
iShares International Small-Cap Equity Factor ETF
iShares International Treasury Bond ETF
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF
iShares Investment Grade Systematic Bond ETF
iShares J.P. Morgan Broad USD Emerging Markets Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Large Cap 10% Target Buffer Mar ETF
iShares Large Cap 10% Target Buffer Jun ETF
iShares Large Cap 10% Target Buffer Sep ETF
iShares Large Cap 10% Target Buffer Dec ETF
iShares Large Cap Accelerated Outcome ETF
iShares Large Cap Max Buffer Mar ETF
iShares Large Cap Max Buffer Jun ETF
iShares Large Cap Max Buffer Sep ETF
iShares Large Cap Max Buffer Dec ETF

iShares Latin America 40 ETF
iShares LifePath Retirement ETF
iShares LifePath Target Date 2030 ETF
iShares LifePath Target Date 2035 ETF
iShares LifePath Target Date 2040 ETF
iShares LifePath Target Date 2045 ETF
iShares LifePath Target Date 2050 ETF
iShares LifePath Target Date 2055 ETF
iShares LifePath Target Date 2060 ETF
iShares LifePath Target Date 2065 ETF
iShares LifePath Target Date 2070 ETF
iShares Lithium Miners and Producers ETF
iShares Long-Term National Muni Bond ETF
iShares Low Carbon Optimized MSCI ACWI ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Multisector Tech ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Quality Factor ETF
iShares MSCI Emerging Markets Value Factor ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF
iShares MSCI Global Quality Factor ETF
iShares MSCI Global Sustainable Development Goals ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF
iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Value ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI Kokusai ETF
iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA Min Vol Factor ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Quality GARP ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF
iShares MSCI USA Small-Cap Quality Factor ETF
iShares MSCI USA Value Factor ETF
iShares MSCI World Small-Cap ETF
iShares Nasdaq-100 ex Top 30 ETF
iShares Nasdaq Top 30 Stocks ETF
iShares National Muni Bond ETF
iShares Neuroscience and Healthcare ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares Paris-Aligned Climate Optimized MSCI USA ETF
iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
iShares Preferred and Income Securities ETF
iShares Residential and Multisector Real Estate ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 BuyWrite ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 3% Capped ETF
iShares S&P 500 BuyWrite ETF
iShares S&P 500 ex S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Select U.S. REIT ETF
iShares Self-Driving EV and Tech ETF
iShares Semiconductor ETF
iShares Short-Term National Muni Bond ETF
iShares Systematic Bond ETF
iShares Texas Equity ETF
iShares Top 20 U.S. Stocks ETF
iShares TIPS Bond ETF
iShares Total USD Fixed Income Market ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Digital Infrastructure and Real Estate ETF
iShares U.S. Energy ETF
iShares U.S. Equity Factor ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF
iShares U.S. Manufacturing ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Small-Cap Equity Factor ETF
iShares U.S. Technology ETF
iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF
iShares U.S. Transportation ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF
iShares US Small Cap Value Factor ETF
iShares USD Green Bond ETF
iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on March 17, 2026.